SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
March 3, 2008
Date of Report (Date of earliest event report)
ROYAL BANCSHARES OF PENNSYLVANIA, INC.
(Exact name of registrant as specified in its charter)
PENNSYLVANIA
(State or Other Jurisdiction of Incorporation)

0-26366	23-2812193

(Commission File Number)	(IRS Employer Identification Number)

732 Montgomery Avenue, Narberth, Pennsylvania	19072

(Address of Principal Executive Office)	(Zip Code)
610-668-4700
(Issuer’s telephone number, including area code)
N/A
(Former Name or Former Address, if Change Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On March 7, 2008, Royal Bancshares of Pennsylvania, Inc. (“Royal”) announced the resignation, effective March 14, 2008, of Gregg J. Wagner, Chief Financial Officer (“CFO”), who is leaving the company to pursue another career opportunity. Royal’s President/CEO Joseph P. Campbell noted that Mr. Wagner’s departure is an amicable one and his decision was not due to any disagreements relating to the company’s operations, policies, practices or accounting, nor any auditing matters. James J. McSwiggan, Jr., Chief Operating Officer and a Director of Royal, has been appointed Interim CFO pending the outcome of a search for a permanent CFO to replace Mr. Wagner. Mr. McSwiggan previously served as the Company’s CFO from 1992 to 2005.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Bancshares of Pennsylvania, Inc.
Dated: March 7, 2008	/s/ Joseph P. Campbell
Joseph P. Campbell
President and Chief Executive Officer